                          INCENTIVE STOCK OPTION AGREEMENT

                                  PURSUANT TO THE

                        1998 STOCK OPTION AND INCENTIVE PLAN
                                         OF
                               PENNACO ENERGY, INC.


     THIS INCENTIVE STOCK OPTION AGREEMENT (the "Agreement"), is made as of ____________________________ (the "Effective Date") by and between PENNACO ENERGY, INC. , a Nevada corporation, (the "COMPANY") and __________________ _________________ (the "EMPLOYEE"), residing at ___________________________
_________________, pursuant to the COMPANY's 1998 Stock Option and Incentive Plan (the "Plan").

     WHEREAS, the Board of Directors of the COMPANY has adopted the Plan as of March 24, 1998 to which this Agreement and the option granted hereunder ("Option") are subject; and

     WHEREAS, the Board of Directors of the COMPANY has determined that it is to the advantage and in the best interest of the COMPANY and its shareholders to grant the Option provided for herein to EMPLOYEE as an inducement to remain in the employ of the COMPANY, and as an incentive for increased effort during such service.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1. GRANT OF OPTION. The Company grants to EMPLOYEE the right and option to purchase from the COMPANY, on the terms and conditions hereinafter set forth, all or any part of an aggregate of __________ shares of the authorized no par value common stock of the COMPANY, at the purchase price of $2.00 per share (being not less than the fair market value per share of said stock on the date hereof) as EMPLOYEE may from time to time elect, exercisable on or after the Effective Date hereof for a period of 10 years (the latter date hereinafter referred to as the "Terminal Date"), all in accordance with the schedule attached hereto and marked Exhibit "A." No partial exercise of such Option may be for less than 250 full shares, unless the number purchased is the total number at the time purchasable under the Option. In no event shall the COMPANY be required to transfer fractional shares to EMPLOYEE. This Agreement and the Option granted hereunder are subject to the Plan, a copy of which is attached hereto and incorporated herein by reference as Exhibit "B."

     2. METHOD OF EXERCISE. The Option granted hereunder shall be exercisable, from Effective Date, as hereinabove provided, by written notice which shall;

          (a) state the election to exercise the Option, the number of shares in respect of which it is being exercised, the person in whose name the shares are to be issued (if the shares are issued to individuals), the names, addresses and Social Security Numbers of such persons;

          (b) contain such representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as are required by law or as may be satisfactory to the COMPANY's counsel;

          (c) be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the EMPLOYEE, be accompanied by proof, satisfactory to counsel for the COMPANY, of the right of such person or persons to exercise the Option; and

          (d) be accompanied by a payment for the purchase price of those shares with respect to which the Option is being exercised in the form of cash or check.

     3. ISSUING OF STOCK CERTIFICATES. The certificate or certificates for shares of Common Stock as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option. The COMPANY shall not be required to transfer or deliver any certificate or certificates for the shares purchased upon exercise of the Option granted hereunder until (a) compliance with the terms of this Agreement, (b) compliance with all then applicable requirements of law; and (c) admission of such shares for trading privileges on any stock exchange on which the stock may then be listed.

     4. STOCK SUBJECT TO THE OPTION. The COMPANY shall set aside the number of shares of Common Stock of the COMPANY subject to be granted upon exercise of this Option which it now holds as authorized and unissued shares. If the Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased shares which were subject thereto shall be free from any restrictions occasioned by this Option Agreement. If the COMPANY has been listed on a stock exchange, the COMPANY will not be required to issue or deliver any certificate or certificates for shares to be issued


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

hereunder until such shares have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange on which outstanding shares of the same class may then be listed and until the COMPANY has taken such steps as may, in the opinion of counsel for the COMPANY, be required by law and applicable regulations, including the rules and regulations of the Securities and Exchange Commission, and state blue sky laws and regulations, in connection with the issuance or sale of such shares, and the listing of such shares on each such exchange. The COMPANY will use its best efforts to comply with any such requirements forthwith upon the exercise of the Option.

     5. TERMINATION OF OPTION. The Option and all rights granted hereunder to the extent such rights shall not have been exercised, shall terminate and become null and void on the Terminal Date or sooner if EMPLOYEE ceases to be in the continuous employ of the COMPANY (whether by resignation, retirement, dismissal, or otherwise), except that: (a) in the event of termination of such employment for any reason other than the permanent disability of EMPLOYEE, as defined in Section 22(e)(3) of the Internal Revenue Code, as amended and as presently in effect (the "Code"), EMPLOYEE may at any time within a period of three months thereafter exercise the Option granted hereunder to the extent such Option was exercisable by EMPLOYEE on the date of the termination of such employment; and (b) in the event of the permanent disability of EMPLOYEE while in the employ of the COMPANY, the Option granted hereunder, to the extent that EMPLOYEE was entitled to exercise such Option on the date of EMPLOYEE's disability, may be exercised within one year after such termination as a result of disability by EMPLOYEE or the person or persons to whom EMPLOYEE's rights under the Option granted hereby shall pass by will or by the applicable laws of descent and distribution. Notwithstanding anything herein to the contrary, however, the Option and all rights herein granted shall in all events terminate and become null and void 10 years from the date of this Agreement.

     6. LIMITATION UPON TRANSFER. During the lifetime of EMPLOYEE, the Option and all rights granted hereunder shall be exercisable only by EMPLOYEE, and except as in paragraph 4 otherwise provided, the Option and all rights granted hereunder shall not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of such Option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such Option or such rights, such Option and such rights shall immediately become null and void.

     7. CONDITION OF EMPLOYMENT. In order to be entitled to exercise the Option granted hereunder as to the first increment of shares as shown in Exhibit "A," EMPLOYEE must remain in the continuous employ of the COMPANY for the period of at least six months from the date hereof.

     8. STOCK AS INVESTMENT. By accepting this Option, the EMPLOYEE acknowledges for EMPLOYEE or any heirs and legatees, that any and all shares purchased hereunder shall be acquired for investment and not for distribution, and upon the transfer of any or all of the shares subject to the Option granted hereunder, the EMPLOYEE, or heirs or legatees receiving such shares, shall deliver to the COMPANY a representation in writing that such shares are being acquired in good faith for investment and not for distribution. The EMPLOYEE shall not dispose (whether by sale, exchange, gift, or any other transfer) of any shares of stock acquired pursuant to the exercise of the Option granted hereunder, within two years after the grant of this Option or one year after the transfer of such shares to him upon his exercise of such Option. EMPLOYEE further recognizes that any disposition (whether a sale, exchange, gift, or any other transfer) of any shares of stock prior to the aforementioned periods will not only be a breach of this Agreement, but will also disqualify the Option as a incentive stock Option under Section 422A of the Code.

     9. RECLASSIFICATION, CONSOLIDATION, OR MERGER. In the event of any change in the common stock of the COMPANY subject to the Option granted hereunder, through merger, consolidation, reorganization, recapitalization, stock split, stock dividend, or other change in the corporate structure, appropriate adjustment shall be made by the COMPANY in the number of shares subject to such Option and the price per share; provided, however, that in accordance with the provisions of Section 425(a) of the Code, a new Option may be substituted for the Option granted hereunder or such Option may be assumed by an employer corporation, or a parent or subsidiary of such corporation, in connection with any transaction to which such Section is applicable. Upon the dissolution or liquidation of the COMPANY other than in connection with a transaction to which such Section is applicable, the Option granted hereunder shall terminate and become null and void, but EMPLOYEE shall have the right immediately prior to such dissolution or liquidation to exercise the Option granted hereunder to the full extent not before exercised.

     10. RIGHT AS SHAREHOLDER. Neither EMPLOYEE nor his executors, administrators, heirs or legatees, shall be or have any rights or privileges of a stock holder of the COMPANY in respect of the shares transferable upon exercise of the Option granted hereunder, unless and until certificates representing such shares shall have been endorsed, transferred, and delivered and the transferee has caused his name to be entered as the shareholder of record on the books of the COMPANY.

     11. NOTICES. Any notice to be given under the terms of this Agreement shall be addressed to the COMPANY in care of its Secretary at the main offices for the transaction of its business, and any notice to be given to EMPLOYEE shall be addressed to EMPLOYEE at the address set forth above, or at such other place as either party may hereafter designate in writing to the other. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as herein required, certified and deposited (postage and certification prepaid) in a post office regularly maintained by the United States Government.

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

     12. BENEFITS OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon each successor of the COMPANY. All obligations imposed upon the EMPLOYEE and all rights granted to the COMPANY under this Agreement shall be binding upon the EMPLOYEE's heirs, legal representatives, and successors. This Agreement shall be the sole and exclusive source of any and all rights which the EMPLOYEE, EMPLOYEE's heirs, legal representatives, or successors may have in respect to the Plan or any options or Common Stock granted or issued thereunder, whether to EMPLOYEE, or to any other person.

     13. INTERNAL REVENUE CODE. All Options granted hereunder are granted pursuant to the Internal Revenue Code, as amended, as it is in force and effect at the date of grant.



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

     14. RESOLUTION OF DISPUTES. Any dispute or disagreement which should arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement will be determined by the Board of Directors of the COMPANY. Any determination made hereunder shall be final, binding, and conclusive for all purposes.

     IN WITNESS WHEREOF, the COMPANY has caused these presents to be executed on its behalf by its President, to be sealed by its corporate seal, and attested by its Secretary, and EMPLOYEE has hereunto set his hand the date and year first above written, which is the time of the granting of the Option hereunder.

"COMPANY"                               "EMPLOYEE"
PENNACO ENERGY, INC.
a Nevada corporation



By:
    ----------------------------------  -----------------------------------
     Jeffrey L. Taylor, PRESIDENT
                                        -----------------------------------





Corporate Seal





ATTEST:


By: ----------------------------------
     Gregory V. Gibson, Secretary










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
                                    EXHIBIT "A"


                          INCENTIVE STOCK OPTION AGREEMENT

                                  PURSUANT TO THE

                   1998 INCENTIVE STOCK OPTION AND INCENTIVE PLAN
                                         OF
                               PENNACO ENERGY, INC.


                               --------------------


                                 EXERCISE SCHEDULE


     Option Period                           Number of Exercisable Option Shares
     -------------                           -----------------------------------
1.   On or after the Effective Date
     through Terminal Date












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